Supplement to the
Strategic Advisers® Alternatives Fund
July 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Portfolio Transactions" section.
Capital Fund Management S.A. (CFM)
The Selection of Brokers and Dealers
CFM manages all of its client accounts on a discretionary basis pursuant to client specific investment advisory agreements. CFM's standard investment advisory agreement grants CFM discretionary authority to trade for a client's account in accordance with one of its trading programs. CFM will have the authority, for the portion of the Fund allocated to CFM, to open and maintain brokerage and trading accounts of all types on behalf of and in the name of the Fund and to negotiate and execute trading agreements, account opening and other agreements, ancillary documents, and any other reasonable and customary documents and representation letters as the CFM deems appropriate in respect of the portion of the Fund allocated to CFM with appropriate trading counterparties that conform to the trading counterparty suitability standards established by the Sub-Adviser ("Documentation") and to perform on the Fund's behalf any and all of the obligations contemplated under such Documentation. CFM has a policy to seek to treat clients equitably. Due to tax, regulatory, ESG or other specific needs, a client may agree, however, to exclude certain instruments or to modify the applied trading program. Such adjustments may include exclusions of instruments from the pool and/or adjustments of the applied risk level.
CFM's investment strategies originate from CFM's global and quantitative approach to financial markets and rely on in-depth statistical analysis of large scale sets of financial data for asset allocation, trading decisions and order execution. CFM implements its investment strategies through automated trading programs operated on its IT infrastructure, which includes data feeds, engines for decision making and risk control, order management, connectivity to markets as well as post-trade processing facilities and accounting. Data inputs used in developing CFM's strategies are mainly prices and public corporate & economic information.
CFM trades certain securities and derivatives as bunched orders that are allocated to clients post-trade. The markets in which this procedure is not followed are allocated pre-trade. Futures are allocated in accordance with an enhanced "CFTC high to low" allocation algorithm. The quantities included in trade orders are allocated to clients on a preliminary basis pre-trade. Depending on the actual fills the allocation of the executed trades may differ to the pre-trade allocation.
Brokerage and Research Services
CFM executes a vast majority of trades electronically over connections with brokers and exchanges. CFM may nevertheless execute a low volume of trades manually. CFM places order for the purchase and sale of portfolio investment for the Fund's accounts with brokers or dealers selected by it in its discretion, and CFM will seek the best execution for the Fund. CFM maintains an execution policy for selecting brokers as well as directing order flow to brokers through execution venues. The execution policy identifies several execution factors for selecting brokers, the most important of which are cost, latency, quality of processing, likelihood of settlement and credit worthiness. In general, CFM chooses the brokers used to trade for its clients based on the principle of seeking to obtain best execution while also accommodating its electronic order transmittal and other requirements.
CFM does not maintain any soft dollar accounts with brokers. It may, however, from time to time, receive research services and/or other services from brokers free of charge. For that reason, research services are not considered as execution factors for selecting brokers. In the EU, brokers are subject to MiFID II limiting the availability of any free research. In general, all services CFM receives from brokers that could be considered as soft commissions are within the safe harbor of Securities Exchange Act Section 28(e), but according to CFM's internal policies it may accept other services when they are for the benefit of clients. As of today, CFM does not, to its best knowledge, receive any services outside 28(e).

The following information supplements information found in the "Control of Investment Advisers" section.
CFM is a registered investment adviser and is a corporation organized under the laws of France. CFM is owned 69% by its Board Members, 20% by other senior employees, and 11% by NGI Strategic Australia PTY Ltd.
The following information replaces similar information found in the "Management Contract" section.
Strategic Advisers has retained Capital Fund Management S.A., Fidelity Diversifying Solutions LLC, and Pacific Investment Management Company LLC to serve as sub-advisers for the fund.
The following information supplements information found in the "Management Contract" section.
Sub-Adviser - CFM. The fund and Strategic Advisers have entered into a sub-advisory agreement with CFM pursuant to which CFM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays CFM fees based on the net assets of the portion of the fund managed by CFM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by CFM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by CFM pursuant to that Strategy.
The following information supplements information found in the "Proxy Voting Guidelines" section.
Proxy Voting - CFM.
Policy Statement: The mandate for the portion of the Fund managed by CFM does not include equity, therefore CFM will not proceed to any proxy voting for the Fund. As a general matter CFM has  a policy to vote by proxy in shareholder meetings that its clients are notified of, using a third-party proxy voting adviser (the "Proxy Agent"), except when the aggregate clients' holdings in an issuer are insignificant. CFM acts in a fiduciary capacity with respect to each of its advisory clients and shall seek to act in their best interest, including when exercising proxy voting authority on their behalf. CFM will generally vote by proxy in line with the recommendations of the Proxy Agent and will seek to avoid possible conflicts of interest. CFM has performed a review of potential conflicts of interest that may arise in the ordinary course of its business activities, including in relation to proxy voting, and where necessary, has implemented mitigating controls.
Overview: CFM will generally have an authority to vote proxies on behalf of its clients. CFM's trading activities are based on quantitative signals that aim to predict prices on different time scales that generally range from shorter-term (approximately a week) to medium term (a few months). The securities portfolios CFM manages are generally designed to be highly diversified and do not seek to include controlling stakes. In general the manager may have a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. CFM may only vote proxies when it has a mandate to do so and when securities are held with a custodian that allows for proxy voting.
Securities that are held with a prime broker that has taken title interest in the security through re-use are generally not available to vote. At the date of this document, the physical securities portfolios advised by CFM only include securities listed in the United States.
Equity Securities: CFM generally trades exposures to non-US equities as single stock swaps or CFD's and such instruments thus do not provide the possibility to vote proxies. The securities portfolios managed by CFM typically being highly diversified and including a large number of individual issuers, CFM has appointed an unaffiliated external service provider (the "Proxy Agent") to analyze proxy voting situations, deliver recommendations and process proxy votes in accordance with the instructions of the CFM.
Proxy Agent Oversight: CFM will perform periodic due diligence and oversight of its Proxy Agent.

SAA-SSTK-0424-100-1.9912425.100	April 10, 2024